Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: 212 937-8202 Fax: 212 937-8998 www.deloitte.com

Golub Capital Partners ABS Funding 2019-1, Ltd. c/o Estera Trust (Cayman) Limited Clifton House, 75 Fort Street P.O. Box 1350 Grand Cayman KY1-1108 Cayman Islands Attention: The Directors	MUFG Securities Americas Inc. 1221 Avenue of the Americas 6th Floor New York, New York 10020-1001

GC Investment Management LLC 5326 Yacht Haven Grande Unit 17, Bldg K, Ste. 201 St. Thomas, U.S. Virgin Islands 00802

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures enumerated below, which were agreed to by Golub Capital Partners ABS Funding 2019-1, Ltd. (the “Issuer”), GC Investment Management LLC (the “Collateral Manager”) and MUFG Securities Americas Inc. (the “Initial Purchaser” and, together with the Issuer and the Collateral Manager, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of middle market and late stage loans in connection with the proposed offering of the certain notes by the Issuer. The Issuer is responsible for the Collateral Obligation Database (defined below), which was provided to us by the Initial Purchaser. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For purposes of this report:
●
We have determined that we are Independent Public Accountants with respect to the Issuer within the meaning of Rule 1.200 of the Code of Professional Conduct of the American Institute of Certified Public Accountants.

●
Representatives of the Initial Purchaser provided us with an electronic database (the “Collateral Obligation Database”) containing certain information, as represented to us by the Initial Purchaser, as of May 3, 2019 (the “Calculation Date”), with respect to a portfolio of loans (the “Collateral Obligations”).

●	We have been instructed by the Specified Parties to use the following information provided to us by the Collateral Manager on behalf of the Issuer (the “Sources”):

Golub Capital Partners ABS Funding 2019-1, Ltd. GC Investment Management LLC MUFG Securities Americas Inc.	2

a.	Electronic copies of amortization schedules for each Collateral Obligation as of the Calculation Date prepared by agent bank representatives (collectively, the “Amortization Schedules”);
b.	Electronic screenshots containing state and country of each Collateral Obligation issuer as of the Calculation Date (the “State and Country Screenshots”);
c.	An electronic spreadsheet containing sub-industry to primary industry mappings (the “Industry Legend”);
d.	An electronic spreadsheet containing sub-industry of each Collateral Obligation as of the Calculation Date (the “Collateral Manager Data File 1”);
e.
An electronic spreadsheet containing total senior debt, total debt and enterprise value of each Collateral Obligation issuer, in each case, as of the Calculation Date (the “Collateral Manager Data File 2”);

f.
An electronic spreadsheet containing issuer, seniority, global tranche size, maturity date, floating rate index, libor floor rate, libor spread, all-in rate, PIK spread, current internal risk rating and defaulted status of each Collateral Obligation, in each case, as of the Calculation Date (the “Collateral Manager Data File 3”);

g.	An electronic spreadsheet containing company type (middle market / late stage) of each Collateral Obligation issuer as of the Calculation Date (the “Collateral Manager Data File 4”);
h.	An electronic spreadsheet containing base rate and pmt frequency of each Collateral Obligation as of the Calculation Date (the “Collateral Manager Data File 5”); and
i.
An electronic copy containing par, unfunded balance, capitalized interest, WAL, LSL debt to enterprise value (current), amort % per year and balloon at maturity of each Collateral Obligation, in each case, as of the Calculation Date (the “Collateral Manager Data File 6”).

It should be noted that such information is used in certain of our comparisons and to the extent such information is not accurate, the results of our comparisons would reflect such inaccuracies. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.

Procedures and Findings
At the request of the Specified Parties, using the assumptions and methodologies provided to us by the Collateral Manager on behalf of the Issuer and set forth on the attached Exhibit A, we compared the attributes set forth on the Collateral Obligation Database and specified in the attached Exhibit A (the “Specified Attributes”) for each Collateral Obligation specified on the Collateral Obligation Database to the corresponding information set forth on or derived from the Sources, and found the Specified Attributes to be in agreement with such Sources, as applicable.

Golub Capital Partners ABS Funding 2019-1, Ltd. GC Investment Management LLC MUFG Securities Americas Inc.	3

We performed no procedures to confirm:
●	the accuracy, reasonableness or completeness of any of the information set forth in or derived from the Sources.
●	any attributes of the Collateral Obligations set forth on the Collateral Obligation Database other than the Specified Attributes to the extent described herein.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

Furthermore, we make no representations and express no opinion as to:
●	questions of legal interpretation.
●	the accuracy, reasonableness or completeness of the information or assumptions provided to us by the Collateral Manager or the Initial Purchaser.
●	the accuracy, reasonableness or completeness of the information obtained or derived from any of the Sources.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.
This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.
Yours truly,

Deloitte & Touche LLP

July 12, 2019

Exhibit A
Specified Attributes
Specified Attribute	Source
Issuer	Collateral Manager Data File 3
Company type (middle market / late stage)	Collateral Manager Data File 4
Seniority	Collateral Manager Data File 3
Par	Collateral Manager Data File 6
Unfunded balance	Collateral Manager Data File 6
Capitalized interest	Collateral Manager Data File 6
Global tranche size	Collateral Manager Data File 3
Maturity date	Collateral Manager Data File 3
WAL	Collateral Manager Data File 6
Floating rate index	Collateral Manager Data File 3
Base rate	Collateral Manager Data File 5
Libor floor rate	Collateral Manager Data File 3
Libor spread	Collateral Manager Data File 3
All-in rate	Collateral Manager Data File 3
PIK spread	Collateral Manager Data File 3
Pmt frequency	Collateral Manager Data File 5
Country	State and Country Screenshots
State	State and Country Screenshots
Primary industry	Collateral Manager Data File 1 and Industry Legend
Sub-industry	Collateral Manager Data File 1
Current internal risk rating	Collateral Manager Data File 3
Defaulted	Collateral Manager Data File 3
Total senior debt	Collateral Manager Data File 2
Total debt	Collateral Manager Data File 2
Enterprise value	Collateral Manager Data File 2
LSL debt to enterprise value (current)	Collateral Manager Data File 6
Next amort date	Amortization Schedules
Amort % per year	Collateral Manager Data File 6
Balloon at maturity	Collateral Manager Data File 6

Additional Assumptions and Methodologies
Provided to us by the Collateral Manager

●	Information was obtained from the Sources by using the information on the Collateral Obligation Database under the columns entitled “GCID” or “Issuer”.
●
For purposes of comparing “Par,” “Unfunded balance,” “Capitalized interest,” “Global tranche size,” “Total senior debt,” “Total debt,” “Enterprise value,” and “Balloon at maturity” for each Collateral Obligation, differences of $1.00 or less are deemed to be in agreement.

●
For purposes of comparing “Seniority” for each Collateral Obligation, a designation of “1st lien” on the Collateral Obligation Database and “senior secured” on the corresponding Source are deemed to be in agreement.

●
For purposes of comparing “Primary industry” for each Collateral Obligation, we were informed by a representative of the Collateral Manager to derive “Primary industry” of each Collateral Obligation utilizing the Industry Legend based on such Collateral Obligation’s “Sub-Industry” shown in the Collateral Obligation Database.